Exhibit 10.1

PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

WHEREAS, PhaseBio Pharmaceuticals, Inc., a Delaware corporation, desires to amend and restate its 2002 Stock Plan (the “Original Plan”) in its entirety.

NOW THEREFORE, the PhaseBio Pharmaceuticals, Inc. 2002 Stock Plan shall be amended and restated effective as of the Effective Date, as defined herein, to read as follows:

1.        Purpose. This Amended and Restated 2002 Stock Plan (the “Plan”) is intended to provide incentives:

(a)        to employees of PhaseBio Pharmaceuticals, Inc. (the “Company”), or its parent (if any) or any of its present or future subsidiaries (collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);

(b)        to directors, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that do not qualify as ISOs (nonstatutory stock options, or “NSOs”);

(c)        to employees, directors and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock (as defined below) of the Company (“Stock Bonuses”); and

(d)        to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of Common Stock (as defined below) of the Company (“Purchase Rights”).

Both ISOs and NSOs are referred to hereafter individually as “Options”, and Options, Stock Bonuses and Purchase Rights are referred to hereafter collectively as “Stock Rights”. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Section 424 of the Code.

2.        Administration of the Plan.

(a)        The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”) or (ii) a committee consisting of directors or other persons appointed by the Board (the “Committee”). The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable laws and regulations (including, without limitation, the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule thereto (“Rule 16b-3”), and any applicable state law (collectively, the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)        Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority, in its discretion, to:

(i)        determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs, Stock Bonuses and Purchase Rights) to whom NSOs, Stock Bonuses and Purchase Rights may be granted;

(ii)        determine the time or times at which Options, Stock Bonuses or Purchase Rights may be granted (which may be based on performance criteria);

(iii)        determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv)        determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, and the purchase price of shares subject to each Purchase Right and to determine the form of consideration to be paid to the Company for exercise of such Option or purchase of shares with respect to a Purchase Right;

(v)        determine whether each Option granted shall be an ISO or NSO;

(vi)        determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii)        determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(viii)        approve forms of agreement for use under the Plan;

(ix)        determine the fair market value of a Stock Right or the Common Stock underlying a Stock Right;

(x)        accelerate vesting on any Stock Right or to waive any forfeiture restrictions, or to waive any other limitation or restriction with respect to a Stock Right;

(xi)        reduce the exercise price of any Stock Right if the fair market value of the Common Stock covered by such Stock Right shall have declined since the date the Stock Right was granted;

(xii)        institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price;

(xiii)        modify or amend each Stock Right (subject to Section 8(d) of the Plan) including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xiv)        construe and interpret the Plan and Stock Rights granted hereunder and prescribe and rescind rules and regulations relating to the Plan; and

(xv)        make all other determinations necessary or advisable for the administration of the Plan.

If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c)        The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members thereof and thereafter directly administer the Plan.

(d)        Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(e)        To the extent that Stock Rights are to be qualified as “performance-based” compensation within the meaning of Section 162(m) of the Code, the Plan shall be administered by a committee consisting of two or more “outside directors” as determined under Section 162(m) of the Code.

3.        Eligible Employees and Others.

(a)        Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs, Stock Bonuses and Purchase Rights may be granted to any director, employee or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

(b)        Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board, or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3), as interpreted from time to time.

4.        Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $0.001 per share, or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is Seven Million Eight Hundred Sixty Thousand Six Hundred Forty-One (7,860,641) shares of Common Stock, subject to adjustment as provided herein. Any such shares may be issued as ISOs, NSOs or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

5.        Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 16, and prior to 10 years thereafter. Subject to Applicable Law, the date of grant of a Stock Right under the Plan will be the date specified by the Board or Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Committee acts. The Board or Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to an NSO pursuant to Section 17.

6.        Minimum Price; ISO Limitations.

(a)        The price per share specified in the agreement relating to each NSO, Stock Bonus or Purchase Right granted under the Plan shall be established by the Board or Committee,

taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights.

(b)        The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the fair market value per share of Common Stock on the date of the grant.

(c)        To the extent that the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000; or such higher value as permitted under Code Section 422 at the time of determination, such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.

(d)        If, at the time a Stock Right is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the time such a Stock Right is granted and shall mean:

(i)        if the Common Stock is then traded on a national securities exchange, the closing sale price for such stock (or the closing bid, if no sales were reported as quoted on such exchange or market); or

(ii)        the closing bid price or average of bid prices last quoted on that date by an established quotation service, if the Common Stock is not reported on national securities exchange.

However, if the Common Stock is not publicly traded at the time a Stock Right is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Board or Committee after taking into consideration all factors that it deems appropriate.

7.        Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Board or Committee, but not more than:

(a)        10 years from the date of grant in the case of NSOs;

(b)        10 years from the date of grant in the case of ISOs generally; and

(c)        5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 17.

8.        Exercise of Options. Subject to the provisions of Section 9 through Section 12 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a)        the Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board or Committee may specify;

(b)        once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board or Committee;

(c)        each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and

(d)        the Board or Committee shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Board or Committee shall not accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into an NSO pursuant to Section 17) without the prior consent of such employee if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c).

9.        Termination of Employment. If a grantee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 10 or by reason of a termination “For Cause” as defined in this Section 9, unless otherwise specified in the instrument granting such Stock Right, the grantee shall have the continued right to exercise any Stock Right held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination until the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises any ISO after the date that is three months following the date of termination of employment, such ISO will automatically be converted into an NSO subject to the terms of the Plan. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. For purposes of this Plan, a change in status from an employee to a consultant or from a consultant to an employee will not constitute a termination of employment;

provided that a change in status from an employee to a consultant may cause an ISO to become an NSO under the Code.

In the event of a termination “For Cause,” the right of a grantee to exercise a Stock Right shall terminate as of the date of termination. For purposes of this Plan, “For Cause” shall mean the termination of a grantee’s status as an employee, a director or consultant (as applicable) for any of the following reasons, as determined by the Committee; provided, that, with respect to an employee that is party to an agreement with the Company where a termination for cause is defined in such agreement, the definition in such agreement shall govern the determination under this Section 9:

(i)        A grantee who is a consultant and who commits a material breach of any consulting, noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement;

(ii)        A grantee who is an employee or a consultant and who is convicted (including a trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony;

(iii)        A grantee who is an employee or a consultant and who willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy which is materially and demonstrably injurious to the Company and/or a subsidiary. However, no act or failure to act, on the grantee’s part shall be considered “willful” unless done, or omitted to be done, by the grantee not in good faith and without reasonable belief that the grantee’s action or omission was in the best interest of the Company or the subsidiary; or

(iv)        A grantee who is a Company employee and who commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.

NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME.

10.        Death; Disability.

 (a)        If a grantee ceases to be employed by the Company and all Related Corporations by reason of death, or if a grantee dies after his or her employment or other affiliation with the Company has been terminated, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death; provided, further, in the event the Successor Grantee exercises an ISO after the date that is one year following the date of termination by reason of death, such ISO will automatically be converted into a NSO subject to the terms of the Plan.

 (b)        If a grantee ceases to be employed by the Company and all Related Corporations by reason of disability, he or she shall, unless otherwise specified in the instrument granting such Stock Right, continue to have the right to exercise any Stock Right held by him or her on the date of termination until; the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

 (c)        The provisions of subsections (a) and (b) of this Section 10 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Board or Committee, in an instrument granting a Stock Right that is not an ISO.

11.        Transferability and Assignability of Stock Rights.

 (a)        No ISO granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO may be exercised during the lifetime of the optionee only by the optionee.

 (b)        Any NSO or Purchase Right may be transferable by the grantee (i) to the grantee’s family members, or (ii) by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. For purposes of the Plan, a grantee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom any such Stock Right has been transferred pursuant to this Section 11(b) shall be hereinafter referred to as a “Permitted Transferee”. A Stock Right shall be transferred to a Permitted Transferee in accordance with the foregoing provisions, and subject to all the provisions of the Stock Right Agreement and this Plan, by the execution by the grantee and the transferee of an assignment in writing in such form approved by the Board or the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the grantee.

12.        Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Board or Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Board or Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options. In granting any NSO, the Board or Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Committee may determine. The Board or Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.        Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

 (a)        If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of outstanding Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price (if any) per share to reflect such subdivision, combination or stock dividend.

 (b)        If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), unless otherwise provided by the Board or Committee, in its sole discretion, the Board or Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. If the Board, the Committee, or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Board or Committee in its sole discretion, Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived and all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate. For purposes of this Plan, “For Cause” shall have the meaning set forth in Section 9.

 (c)        In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising an a Stock Rights shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.

 (d)        In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or Committee.

 (e)        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.

 (f)        No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the fair market value of such fractional shares, as determined in the sole discretion of the Board or Committee.

 (g)        Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Board or Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.

14.        Means of Exercising Stock Rights. Except as otherwise provided in this Plan or the instrument evidencing the Stock Right, a Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows: (a) in United States dollars in cash or by check; (b) at the discretion of the Board or Committee, through the delivery of already-owned shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right and, in the case of such already-owned shares of Common Stock, having been owned by the participant for more than six months from the date of surrender; (c) at the discretion of the Board or Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code; (d) at the discretion of the Board or Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Right having a fair market value on the date of exercise equal to the aggregate price of the Stock Right; (e) at the discretion of the Board of Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Right and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Right Exercise Price, provided that payment of such proceeds is then made to the Company upon settlement of the sale; or (f) at the discretion of the Board or Committee, by any combination of (a), (b), (c), (d) and (e) or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the Plan. If the Board or Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) (d), (e) or (f) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question and such exercise shall also be governed by any terms set forth in the written agreement evidencing the grant of the Stock Right. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by the Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.        Surrender of Stock Rights for Cash or Stock. The Board or Committee may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by an optionee or grantee of a Stock Right granted to him under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the shares of Common Stock under the instrument granting the Option and the fair market value of the shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at fair market value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Board or Committee shall determine. The surrender shall be permitted only if the Board or Committee determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under Section 8 on the date of surrender. In no event shall an optionee or grantee be permitted to surrender his Stock Right under this Section if the fair market value of the shares on the date of such surrender is less than the purchase price payable for the shares of Common Stock subject to the Stock Right. Any ISO surrendered pursuant to the provisions of this Section 15 shall be deemed to have been converted into a NSO immediately prior to such surrender.

16.        Term and Amendment of Plan. This Plan was re-adopted by the Board on October 12, 2012 (the “Effective Date”) and the Company’s stockholders on October 12, 2012. All stock rights granted under the Original Plan prior to the Effective Date shall be governed by the terms of this Plan. The Plan shall expire 10 years after the Effective Date (except as to Stock Rights outstanding on that date). Subject to the provisions of Section 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:

 (a)        the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13);

 (b)        the provisions of Section 3 regarding eligibility for grants of ISOs may not be modified;

 (c)        the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13); and

 (d)        the expiration date of the Plan may not be extended.

In no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.

17.        Conversion of ISOs into NSOs; Termination of ISOs. The Board or Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert the optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, accelerating the exercisability, extending the exercise period or reducing the exercise price of the appropriate installments of optionee’s Options. At the time of such conversion, the Board or Committee (with the consent of the optionee) may impose conditions on the exercise of the resulting NSOs as the Board or Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Board or Committee takes appropriate action. The Board or Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination.

18.        Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.        Withholding of Additional Income Taxes.

 (a)        Upon the exercise of an NSO, or the grant of a Stock Bonus or Purchase Right for less than the fair market value of the Common Stock, the making of a Disqualifying Disposition (as defined in Section 20), the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder or the surrender of an Option pursuant to Section 15, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the optionee, Stock Bonus recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to (a) the exercise of an Option, (b) the grant of a Stock Bonus, (c) the grant of a Purchase Right of Common Stock for less than its fair market value, (d) the vesting of restricted Common Stock acquired by exercising a Stock Right, or (e) the acceptance of a surrender of an Option, the Committee in its discretion may condition such event on the payment by the optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes.

 (b)        At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total estimated federal and state income tax liability arising out of the exercise or receipt of such Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder (each of the foregoing, a “Tax Event”) by tendering already-owned shares of Common Stock or (except in the case of a Disqualifying Disposition) by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated federal and state income tax liability arising out of such event, provided that no more shares may be withheld than are necessary to satisfy the holder’s actual minimum withholding obligation with respect to the exercise of Stock Rights. In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of a Tax Event by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the amount of federal or state income tax to be withheld is to be determined. For purposes of this Section 19(b), shares of Common Stock shall be valued at their fair market value on the date that the amount of the tax withholdings is to be determined.

20.        Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.        Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

22.        Lock-up Agreement. Each recipient of securities hereunder agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 22. Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

FIRST AMENDMENT

TO PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

THIS FIRST AMENDMENT to the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan is dated as of December 21, 2012.

WHEREAS, the Board of Directors of PhaseBio Pharmaceuticals, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interests of the Company to amend the Plan in order to increase the maximum number of shares of Common Stock issuable pursuant to options, purchase rights, and/or stock bonuses granted under the Plan from 7,860,641 to 8,060,641.

NOW, THEREFORE, the Plan shall be amended as follows:

1.        The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Eight Million Sixty Thousand Six Hundred Forty-One (8,060,641) shares of Common Stock, subject to adjustment as provided herein.”

2.        Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved, as amended to date.

(Next Page is Signature Page)

PHASEBIO PHARMACEUTICALS, INC.

/s/ Christopher Prior, Ph.D.

By:	Christopher Prior, Ph.D., President

ATTEST:

/s/ Joel Sussman

By:	Joel Sussman, Secretary

SECOND AMENDMENT

TO PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK

PLAN

THIS SECOND AMENDMENT to the PhaseBio Phannaceuticals, Inc. Amended and Restated 2002 Stock Plan is dated as of March 31, 2014.

WHEREAS, the Board of Directors of PhaseBio Pharmaceuticals, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”); and

WHEREAS, the Board of Directors of PhaseBio Pharmaceuticals, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the first Amendment to the Plan, which increased the maximum number of shares of Common Stock issuable pursuant to options, purchase rights, and/or stock bonuses granted under the Plan from 7,860,641 to 8,060,641; and

WHEREAS, the Board of Directors now deems it to be in the best interests of the Company to amend the Plan in order to increase the maximum number of shares of Common Stock issuable pursuant to options, purchase rights, and/or stock bonuses granted under the Plan from 8,060,641 to 9,310,641.

NOW, THEREFORE, the Plan shall be amended as follows:

1.        The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Nine Million Three Hundred Ten Thousand Six Hundred Forty-One (9,310,641) shares of Common Stock, subject to adjustment as provided herein.”

2.        Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved, as amended to date.

PHASEBIO PHARMACEUTICALS, INC.

/s/ Jonathan Mow
Jonathan Mow
Chief Executive Officer

ATTEST:

/s/ John Sharp
John Sharp
Secretary

THIRD AMENDMENT

TO PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK

PLAN

THIS THIRD AMENDMENT to the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan is dated as of November 4, 2014.

WHEREAS, the Board of Directors of PhaseBio Pharmaceuticals, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”); and

WHEREAS, the Board of Directors of PhaseBio Pharmaceuticals, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the first and second amendments to the Plan, which increased the maximum number of shares of Common Stock issuable pursuant to options, purchase rights, and/or stock bonuses granted under the Plan from 7,860,641 to 9,310,641; and

WHEREAS, the Board of Directors now deems it to be in the best interests of the Company to amend the Plan in order to increase the maximum number of shares of Common Stock issuable pursuant to options, purchase rights, and/or stock bonuses granted under the Plan from 9,310,641 to 10,400,641.

NOW, THEREFORE, the Plan shall be amended as follows:

1.        The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Ten Million Four Hundred Thousand Six Hundred Forty-One (10,400,641) shares of Common Stock, subject to adjustment as provided herein.”

2.        Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved, as amended to date.

PHASEBIO PHARMACEUTICALS, INC.

/s/ Jonathan Mow
Jonathan Mow
Chief Executive Officer

ATTEST:

/s/ John Sharp
John Sharp
Secretary

FOURTH AMENDMENT TO

PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

FEBRUARY 26, 2015

RECITALS

A.        On October 12, 2012, the Board of Directors (the “Board”) of PhaseBio Pharmaceuticals, Inc., a Delaware corporation (the “Company”) adopted, and the Company’s stockholders approved the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”).

B.        The Plan has been amended by that certain First Amendment to the Plan, dated as of December 21, 2012, Second Amendment to the Plan, dated as of March 31, 2014 and Third Amendment to the Plan, dated as of November 4, 2014.

C.        The Company now wishes to amend the Plan to reserve an additional 1,860,000 shares of Common Stock to be reserved for issuance under the Plan.

AMENDMENT

1.         The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Twelve Million Two Hundred Sixty Thousand Six Hundred Forty-One (12,260,641) shares of Common Stock, subject to adjustment as provided herein.”

2.        Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect as originally adopted and approved, as amended to date.

[INTENTIONALLY LEFT BLANK]

The undersigned has caused this Amendment to Amended and Restated 2002 Stock Plan to be executed as of the date first written above.

PHASEBIO PHARMACEUTICALS, INC.

/s/ Jonathan Mow
Jonathan Mow
Chief Executive Officer

ATTEST:

/s/ John Sharp
John Sharp
Secretary

FIFTH AMENDMENT TO

PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

MAY 12, 2016

RECITALS

A.        On October 12, 2012, the Board of Directors (the “Board”) of PhaseBio Pharmaceuticals, Inc., a Delaware corporation (the “Company”) adopted, and the Company’s stockholders approved the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”).

B.        The Plan has been amended by that certain First Amendment to the Plan, dated as of December 21, 2012, Second Amendment to the Plan, dated as of March 31, 2014, Third Amendment to the Plan, dated as of November 4, 2014 and Fourth Amendment to the Plan, dated as of February 26, 2015.

C.        The Company now wishes to amend the Plan to reserve an additional 5,000,000 shares of Common Stock to be reserved for issuance under the Plan.

AMENDMENT

1.        The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Seventeen Million Two Hundred Sixty Thousand Six Hundred Forty-One (17,260,641) shares of Common Stock, subject to adjustment as provided herein.”

2.        Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect as originally adopted and approved, as amended to date.

[INTENTIONALLY LEFT BLANK]

The undersigned has caused this Amendment to Amended and Restated 2002 Stock Plan to be executed as of the date first written above.

PHASEBIO PHARMACEUTICALS, INC.

/s/ Jonathan Mow
Jonathan Mow
Chief Executive Officer

ATTEST:

/s/ John Sharp
John Sharp
Secretary

SIXTH AMENDMENT TO PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

FEBRUARY 21, 2018

RECITALS

A.        On October 12, 2012, the Board of Directors (the “Board”) of PhaseBio Pharmaceuticals, Inc., a Delaware corporation (the “Company”) adopted, and the Company’s stockholders approved the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”).

B.        The Plan has been amended by that certain First Amendment to the Plan, dated as of December 21, 2012, Second Amendment to the Plan, dated as of March 31, 2014, Third Amendment to the Plan, dated as of November 4, 2014, Fourth Amendment to the Plan, dated as of February 26, 2015 and Fifth Amendment to the Plan, dated as of May 12, 2016.

C.        The Company now wishes to amend the Plan to reserve an additional 2,000,000 shares of Common Stock to be reserved for issuance under the Plan.

AMENDMENT

1.        The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Nineteen Million Two Hundred Sixty Thousand Six Hundred Forty-One (19,260,641) shares of Common Stock, subject to adjustment as provided herein. “

2.        Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect as originally adopted and approved, as amended to date.

[INTENTIONALLY LEFT BLANK]

The undersigned has caused this Amendment to Amended and Restated 2002 Stock Plan to be executed as of the date first written above.

PHASEBIO PHARMACEUTICALS, INC.

/s/ Jonathan Mow
Jonathan Mow
Chief Executive Officer

ATTEST:

/s/ John Sharp
John Sharp
Secretary

SEVENTH AMENDMENT TO PHASEBIO PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

JULY 18, 2018

RECITALS

A. On October 12, 2012, the Board of Directors (the “Board”) of PhaseBio Pharmaceuticals, Inc., a Delaware corporation (the “Company”) adopted, and the Company’s stockholders approved the PhaseBio Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the “Plan”).

B. The Plan has been amended by that certain First Amendment to the Plan, dated as of December 21, 2012, Second Amendment to the Plan, dated as of March 31, 2014, Third Amendment to the Plan, dated as of November 4, 2014, Fourth Amendment to the Plan, dated as of February 26, 2015, Fifth Amendment to the Plan, dated as of May 12, 2016 and the Sixth Amendment to the Plan, dated as of February 21,2018.

C. The Company now wishes to amend the Plan to reserve an additional 800,000 shares of Common Stock to be reserved for issuance under the Plan.

AMENDMENT

1. The second sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The aggregate number of shares that may be issued pursuant to the Plan is Twenty Million Sixty Thousand Six Hundred Forty-One (20,060,641) shares of Common Stock, subject to adjustment as provided herein.”

2. Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect as originally adopted and approved, as amended to date.

[INTENTIONALLY LEFT BLANK]

The undersigned has caused this Amendment to the Amended and Restated 2002 Stock Plan to be executed as of the date first written above.

PHASEBIO PHARMACEUTICALS, INC.

/s/ Jonathan P. Mow
Jonathan P. Mow Chief Executive Officer

ATTEST:

/s/ John Sharp
John Sharp Chief Financial Officer

PHASEBIO PHARMACEUTICALS, INC.

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (“Agreement”) is made and entered into this          day of                     , by and between PhaseBio Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                      (“Optionee”).

1.         Plan. The Company and Optionee both acknowledge receipt of a copy of the Company’s 2002 Stock Plan, as amended (the “Plan”) and agree to be bound by the terms and conditions thereof, and the Plan is hereby incorporated by reference as if set forth herein in its entirety. Capitalized terms not otherwise defined herein shall have the meanings specified in the Plan.

2.        Grant of Option. Subject to the terms and conditions hereof, the Company hereby grants to Optionee an option to purchase                      shares (the “Shares”) of the Company’s Common Stock at a price of $         per share (the “Exercise Price”) in the manner and subject to the conditions hereinafter provided. This option is not transferable by Optionee otherwise than by will or the laws of descent and distribution, and is exercisable during Optionee’s lifetime only by Optionee. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.        Method of Exercise. This option may be exercised only by delivery of a written notice directed to the Chief Financial Officer of the Company in the form of Exhibit A attached hereto and made a part hereof, at the Company’s principal place of business, accompanied by payment of the option price for the Shares. Upon receipt thereof, the Company shall promptly issue a stock certificate for the Shares and deliver it to Optionee. If any law or regulation requires the Company to take any action with respect to the Shares before the issuance thereof, then the date of delivery for such shares shall be extended for the period necessary to take such action. Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

4.        Vesting of Option. The exercise of the option granted herein shall be subject to the vesting schedule set forth on Exhibit B attached hereto and made a part hereof.

5.        Termination of Option. Subject to Sections 8, 9 and 10 below, the option shall terminate ten years from the date of grant of this option.

6.        Rights as a Stockholder. Optionee shall have no rights as a stockholder with respect to any shares covered by this Agreement until the date of the issuance of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends, other distributions or other rights for which the record date is prior to the date of such issuance.

7.        Optionee’s Representations. In the event that the Shares purchasable pursuant to the exercise of this option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this option, execute and deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

8.        Termination of Status as an Employee. In the event of termination of Optionee’s continuous status as an employee, for any reason other than death or disability, he or she shall continue to have the right to exercise this option to the extent of the number of shares with respect to which he or she was entitled to exercise it at the date of such termination until the earlier of (a) ninety (90) days after such termination and (b) the expiration hereof. To the extent not exercisable at the date of such termination, and to the extent not so exercised within the time specified herein, the option shall terminate. Notwithstanding the foregoing, in the event Optionee’s continuous status is terminated by the Company For Cause, as defined in Section 9 of the Plan, the option shall expire immediately upon such termination and shall not thereafter be exercisable.

9.        Disability of Optionee. Notwithstanding the provisions of Section 8 above, in the event of the termination of Optionee’s continuous status as an employee as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she shall continue to have the right to exercise this option to the extent of the number of shares with respect to which he or she was entitled to exercise it at the date of such termination until the earlier of (a) one year after such termination and (b) the expiration hereof. To the extent not exercisable at the date of such termination, and to the extent not so exercised within the time specified herein, the option shall terminate.

10.        Death of Optionee. In the event of the death of Optionee during the term of this option, and during the term of Optionee’s continuous status as an employee, Optionee’s estate or other person who acquired the right to exercise the option by bequest or inheritance may exercise this option to the extent of the number of shares with respect to which Optionee was entitled to exercise it at the date of death until the earlier of (a) one year after Optionee’s death and (b) the date of expiration of this option as set forth in Section 5. To the extent not exercisable at the date of death, and to the extent not so exercised within the time specified herein, this option shall terminate.

11.        Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Optionee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, Optionee will notify the Company in writing within ten days after such disposition.

12.        Right of First Refusal. In the event, at any time prior to the Company’s initial public offering, the Optionee or any transferee under Section 10 desires to sell or transfer in any manner the Shares purchased pursuant to this option, he or she shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) upon which he or she is proposing or is to dispose of such Shares. Said right of first refusal shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the Optionee of the terms and conditions of said proposed sale or transfer, and the name, address and phone number of each proposed buyer. If the Company desires to exercise such right of first refusal as to all or part of the Shares proposed to be transferred, it shall notify Optionee in writing within such 30-day period and shall purchase such Shares within thirty (30) days thereafter. In the event the Shares are not disposed of on such terms within thirty (30) days following lapse of the period of the right of first refusal provided to the Company, or if the Optionee proposes to change the price or other terms to make them more favorable to the buyer, they shall once again be subject to the right of first refusal herein provided.

13.        No Right to Continuing Employment. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT BY VIRTUE OF OPTIONEE BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON OPTIONEE ANY RIGHT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

14.        Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

15.        Binding Effect. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and each and all of their respective heirs, legal and personal representatives, successors and assigns.

16.        Lock-up Agreement. Each recipient of securities hereunder agrees, in connection with each registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company’s Common Stock, upon request of the Company or any underwriters managing such offering (“Public Offering”), not to (a) transfer any Common Stock or Common Stock Equivalents (whether then owned by such recipient or are thereafter acquired), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or Common Stock Equivalents (other than Common Stock being sold by the recipient in such offering), in each case whether any such transaction is to be settled by delivery of Common Stock or Common Stock Equivalents, in cash or otherwise, without the prior written consent of the Company, commencing on the date of the final prospectus relating to the consummation of the Public Offering and ending on the date specified by the Company (such period not to exceed 180 days, which period may be extended upon the request of the Company for an additional period of up to 15 days if the Company issues or proposes to issue an earnings or other public release within 15 days of the expiration of the 180-day lock-up period). Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 16. Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Incentive Stock Option Agreement to be executed effective as of the day and year first above written.

PHASEBIO PHARMACEUTICALS, INC.

By:

Name:

Title:

[SEAL]

Optionee

Address:

EXHIBIT A

PhaseBio Pharmaceuticals, Inc.

One Great Valley Parkway, Suite 30

Malvern, PA 19355

Attn: Chief Financial Officer

Re:        EXERCISE OF INCENTIVE STOCK OPTION

Ladies and Gentlemen:

I,                                     , hereby exercise my incentive stock option granted under the 2002 Stock Plan, as amended (the “Plan”) of PhaseBio Pharmaceuticals, Inc. (the “Company”) by way of that certain Incentive Stock Option Agreement dated                                ,                 , subject to all the terms, provisions and conditions thereof, and notify you of my desire to purchase                  shares of Common Stock that have been offered to me pursuant to the Plan and Incentive Stock Option Agreement.

I wish to pay for the shares either (check one):

                (a)         by delivery of a check payable to the Company in the sum of $

in full payment for such shares, plus either all taxes required to be withheld by the Company under state, federal or local law as a result of such exercise or such documentation as is satisfactory to the Company so as to exempt it from any withholding requirement;

                (b)         by surrender of the option pursuant to Sections 15 and 19 of the Plan in exchange for shares of Common Stock of the Company with a fair market value equal to the difference between (i) the aggregate fair market value of the shares subject to the option and (ii) the sum of the aggregate exercise price of the option and the total estimated federal and state income tax liability arising from the exercise of the option; or

                (c)         by delivery of a check payable to the Company in the sum of $                     in partial payment for the shares, with the remaining purchase price to be paid by surrender of the option as described in Section (b) above.

This exercise notice is delivered this          day of                          (month)             (year).

Very truly yours,

(SEAL)
(Signature)

Optionee’s Mailing Address:

Optionee’s Social Security Number:

EXHIBIT B

VESTING SCHEDULE

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE    :

COMPANY    :

SECURITY    :

AMOUNT      :                                                          Shares

In connection with the purchase of the above-listed Securities, I, the Optionee, represent to the Company the following.

1.        Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.        Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.

3.        Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4.        Optionee is familiar with the provisions of Rules 144 and 701, promulgated under the Securities Act, that permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the securities exempt under Rule 701 may be resold by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and, in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144, which require: (a) the availability of certain public information about the Company; (b) the resale occurring not less than six months after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities to be sold; and (c) in the case of an affiliate, the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act), the amount of securities being sold during any three-month period not exceeding the specified limitations and the affiliate makes any required Form 144 filing. If all of the requirements of Rule 144 are not satisfied, a non-affiliate Optionee may be able to sell the securities without registration pursuant to the exemption contained in Rule 144, provided that the resale occurs not less than one year after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities.

5.        Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee may be precluded from selling the securities under Rules 144 or 701 even if the relevant holding periods have been satisfied.

6.        Optionee further understands that in the event all of the applicable requirements of Rules 144 or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144, or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date:	Signature of Optionee: